Goodwill	12 Months Ended
Dec. 31, 2019
Goodwill And Intangible Assets Disclosure [Abstract]
Goodwill

12.  Goodwill

The changes in the carrying amount of goodwill are follows:

	Yitian Xindong Business	Tianbo Business	Total
	RMB	RMB	RMB
Balance as of December 31, 2017	—	—	—
Goodwill acquired	338,288	—	338,288
Balance as of December 31, 2018	338,288	—	338,288
Goodwill acquired	—	22,786	22,786
Balance as of December 31, 2019	338,288	22,786	361,074

The Group first applied the qualitative assessment and then performed the goodwill impairment test by quantitatively comparing the fair values of the reporting unit to its carrying amounts. In the qualitative assessment, the Group considers primary factors such as industry and market considerations, overall financial performance of the reporting unit, and other specific information related to the operations. There was no impairment charge recognized for any of the periods presented.